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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported):  July 17, 1997





                              WOOLWORTH CORPORATION
             (Exact name of registrant as specified in its charter)



      New York                       No. 1-10299             13-3513936
(State or other jurisdic-           (Commission             (IRS Employer
 tion of incorporation)              File Number)         Identification No.)



233 Broadway, New York, New York                             10279-0003
(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code: (212) 553-2000



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Item 5.     Other Events.

            On July 17, 1997, the Registrant announced that it is exiting its domestic Woolworth general merchandise business. The Registrant will convert approximately 100 of its prime United States general merchandise locations to Foot Locker, a new larger Champs Sports, and other athletic or specialty formats, and will close or sell the remaining stores as well as its distribution center located in Denver, Pennsylvania. The Registrant expects to record an after-tax charge of approximately $223 million, or $1.66 per share, in the second quarter of 1997, which will be treated as discontinued operations for accounting purposes. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)


Item 7.     Financial Statements and Exhibits.

(c)   Exhibits


            In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.


                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.



                                        WOOLWORTH CORPORATION
                                             (Registrant)


Date:  July 21, 1997                 By:/s/GARY M. BAHLER
                                        -----------------
                                        Gary M. Bahler
                                        Vice President, General
                                        Counsel and Secretary






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                              WOOLWORTH CORPORATION

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K

Exhibit No. in Item 601
   of Regulation S-K                                  Description

        1                                                  *
        2                                                  *
        3                                                  *
        4                                                  *
        5                                                  *
        8                                                  *
        9                                                  *
       10                                                  *
       11                                                  *
       12                                                  *
       13                                                  *
       15                                                  *
       16                                                  *
       17                                                  *
       18                                                  *
       19                                                  *
       20                                                  *
       21                                                  *
       22                                                  *
       23                                                  *
       24                                                  *
       25                                                  *
       26                                                  *
       27                                                  *
       99                                              News Release Dated
                                                       July 17, 1997


-----------------------------
  * Not applicable.




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